SHARE REPURCHASE PLAN	12 Months Ended
Dec. 31, 2012
SHARE REPURCHASE PLAN [Abstract]
SHARE REPURCHASE PLAN
18.	SHARE REPURCHASE PLAN

On March 21, 2011, the Board of Directors authorized the Group to repurchase up to $20 million of its own outstanding ADSs within two years from March 21, 2011. On September 26, 2012, the Board of Directors approved to increase the amount of the share repurchase program to $40 million of its own outstanding ADS and to extend the termination date of the share repurchase program to March 20, 2014.

As of December 31, 2012, the Group had repurchased an aggregate of 5,034,054 ADSs on the open market for a total consideration of $14.6 million. As of December 31, 2012, 2,190,685 ADSs had been cancelled and 2,843,369 ADSs were recorded as treasury stock.